EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

VIA FACSIMILE - (609) 646-0887

Keith A. Bonchi, Esq.
Goldenberg, Mackler & Sayegh
660 New Road, Suite 1-A
Northfield, New Jersey 08225

                      Re:       S-8 Issuance

Dear Mr. Bonchi:

Westmark Group Holdings, Inc. acknowledges that Keith Bonchi has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay Keith Bonchi 5,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh